UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 3, 2007
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2501 CEDAR SPRINGS
DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Third Amendment to Fourth Amended and Restated Credit Agreement
Letter Amendment No. 1 to Amended and Restated Note Purchase Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     Bank Credit Facility
     On April 3, 2007, Crosstex Energy, L.P. (the “Partnership”) entered into the Third Amendment (the “Third Amendment”) to the Fourth Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) with Bank of America, N.A., as administrative agent, and the banks and other parties thereto, effective as of March 28, 2007. A copy of the Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Third Amendment amended the Credit Agreement to increase the maximum permitted leverage ratio for the fiscal quarter ending September 30, 2007 and each fiscal quarter thereafter. Additionally, the Credit Agreement now provides (i) if the Partnership or its subsidiaries incur unsecured note indebtedness, the leverage ratio will shift to a two-tiered structure and (ii) during periods where the Partnership has outstanding unsecured note indebtedness, the Partnership’s leverage ratio cannot exceed 5.50x and the Partnership’s senior leverage ratio cannot exceed 4.50x. The other material terms and conditions of the Credit Agreement remain unchanged.
     Senior Secured Notes
     On April 3, 2007, the Partnership entered into Letter Amendment No. 1 (“Letter Amendment No. 1”) to the Amended and Restated Note Purchase Agreement (as amended, the “Note Purchase Agreement”) with Prudential Investment Management, Inc. and other holders of the Partnership’s senior secured notes, effective as of March 30, 2007. A copy of Letter Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K. Letter Amendment No. 1 amended the Note Purchase Agreement to, among other things, (i) provide that if the Partnership’s leverage ratio at the end of any fiscal quarter exceeds certain limitations, the Partnership will pay the holders of the notes an excess leverage fee based on the daily average outstanding principal balance of the notes during such fiscal quarter multiplied by certain percentages set forth in the Note Purchase Agreement, (ii) increase the rate of interest on each note by 0.25% if, at any time during an Acquisition Adjustment Period (as defined in the Note Purchase Agreement), the leverage ratio exceeds 5.25x, (iii) cause the leverage ratio to shift to a two-tiered structure if the Partnership or its subsidiaries incur unsecured note indebtedness, and (iv) limit the Partnership’s leverage ratio to 5.25x and the Partnership’s senior leverage ratio to 4.25x during periods where the Partnership has outstanding unsecured note indebtedness. The other material terms and conditions of the Note Purchase Agreement remain unchanged.
     The descriptions of the Third Amendment and Letter Amendment No. 1 above do not purport to be complete and are qualified in their entirety by reference to the complete text of the Third Amendment and Letter Amendment No. 1, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Third Amendment to Fourth Amended and Restated Credit Agreement, effective as of March 28, 2007, among Crosstex Energy, L.P., Bank of America, N.A. and certain other parties.

10.2	—	Letter Amendment No. 1 to Amended and Restated Note Purchase Agreement, effective as of March 30, 2007, among Crosstex Energy, L.P., Prudential Investment Management, Inc. and certain other parties.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P. By: Crosstex Energy GP, L.P., its General Partner By: Crosstex Energy GP, LLC, its General Partner
Date: April 5, 2007	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Third Amendment to Fourth Amended and Restated Credit Agreement, effective as of March 28, 2007, among Crosstex Energy, L.P., Bank of America, N.A. and certain other parties.

10.2	—	Letter Amendment No. 1 to Amended and Restated Note Purchase Agreement, effective as of March 30, 2007, among Crosstex Energy, L.P., Prudential Investment Management, Inc. and certain other parties

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